SCHEDULE OF SEGMENT REPORTING (Details) - USD ($)	6 Months Ended
	Sep. 30, 2025	Sep. 30, 2024
Segment Reporting [Abstract]
Revenues	$ 25,602
Cost of revenue	(12,466)
Gross profit	13,136
Sales and marketing expenses	(175,881)	(398,408)
General and administrative expenses	(1,955,245)	(629,256)
Research and development expenses	(285,405)	(568,245)
Total other income (expense), net	19,467	(40,014)
Income tax expense
Net loss	$ (2,383,928)	$ (1,635,923)